Modern Capital Tactical Income Fund

A series of the
Modern Capital Funds Trust

 Class A Shares: MCTOX
Class ADV Shares: MCTDX

PROSPECTUS

July 29, 2026 as revised August 19, 2026

This Prospectus contains important information about the Modern Capital Tactical Income Fund that you should know before investing. You should read this prospectus carefully, before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 800-711-9164.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary	2
Additional Information About the Fund’s Investment Objective, Principal Investment Strategies, and Risks	10
Principal Investment Strategy	10
Principal Investment Risks	12
Temporary Defensive Positions	16
Portfolio Holdings Disclosure Policy	16
Management of the Fund	17
Investment Adviser	17
Portfolio Managers	17
Distributor	18
Shareholder Services Plan	19
How to Buy Shares	19
Purchasing Shares	19
Multiple Classes	19
Class A Shares	19
Class ADV Shares	21
Opening an Account	22
Frequent Purchases and Redemptions	24
How to Redeem Shares	24
Distribution Plans	26
Valuing Fund Assets	26
Shareholder Statements and Reports	27
Other Important Investment Information	28
Dividends and Distributions	28
Taxes	28
Material Conflicts of Interest	29
Service Providers	29
Financial Highlights	29
Additional Information	Back Cover

FUND SUMMARY
MODERN CAPITAL Tactical Income Fund

Investment Objective: The Modern Capital Tactical Income Fund’s (the “Fund”) investment objective is to provide income and capital gains.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 22 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 42 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class ADV
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class ADV
Management Fees	0.60%	0.60%
Distribution Fees	None	None
Shareholder Servicing Fees	0.18%	0.18%
Other Expenses	0.63%	0.63%
Acquired Fund Fees and Expenses[1]	2.50%	2.50%
Total Annual Fund Operating Expenses	3.91%	3.91%

[1]	The acquired fund fees and expenses are the indirect costs of investing in other investment companies. The acquired fund fees and expenses are estimated.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$873	$1,633	$2,409	$4,423
Class ADV	$393	$1,192	$2,009	$4,130

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 695% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser seeks to achieve the investment objective of the Fund by tactically investing long primarily in publicly traded closed-end funds, domestic or foreign common stocks, exchange-traded funds (“ETFs”), sponsored American Depositary Receipts (“ADRs”), and debt instruments. The tactical investment strategy and closed-end fund sub-strategy are discussed in more detail below. The Fund seeks income from interest payments and dividends; and seeks capital gains through short-term trading strategies. The Fund invests without restriction as to issuer capitalization, currency or country. The Fund focuses on issuers in the $100 million to $10 billion range and generally limits its emerging market exposure to 20% of portfolio assets. The Fund may also invest in high yield securities (“junk bonds”) when opportunities arise. The Fund seeks to use publicly traded fixed income vehicles such as ETFs rather than take direct exposure to individual bonds. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.

Tactical Investment Strategy

The Adviser’s tactical strategy focuses on changing asset allocation on a short-term basis to take advantage of perceived differences in relative values among asset classes. The Adviser begins the investment selection process by identifying macroeconomic events it believes are most likely to cause temporary disruptions to valuations in assets classes. The Adviser relies upon inputs from financial market publications, such as The Wall Street Journal, Financial Times, and Barron’s; company financial reports, such as 10-Ks and 10-Qs; consultation with company officers; analyst reports and market data terminals such as Bloomberg and Reuters. Based on its analysis, the Adviser selects investments it believes are undervalued. It sells securities when it believes they have become fully valued. Additionally, the Adviser may focus on identifying publicly traded closed-end funds trading below their net asset value (“NAV”), which may provide an opportunity for capital appreciation as well as above-average dividend yields.

The Adviser actively trades the Fund’s investment portfolio, including using what are commonly known as day-trading strategies. The Fund may make aggressive moves into or out of any particular security or sector on a short-term basis and, as a result, the Adviser expects that the Fund will have a portfolio turnover rate in excess of 100% on an annual basis. The Adviser also anticipates that the Fund’s portfolio turnover could significantly exceed 1,000% on an annual basis depending on market conditions. Critical to the success of the Adviser’s tactical investment strategy is execution of Fund trades through a broker-dealer that has the expertise and experience in executing frequent trades in a short-period of time in a manner that constitutes best execution under the circumstances.

Closed-End Fund Sub-Strategy

The Adviser identifies and invests in publicly traded closed-end funds based on its evaluation of a number of factors about a given closed-end fund including liquidity, underlying, historical performance, its management including portfolio management, discount gap between its share price and its NAV, the source of the discount, fees and other expenses, tax considerations, the extent to which it is leveraged and how it compares to mutual funds and ETFs with similar investment objectives. Based on these and other factors, the Adviser when engaging in closed-end fund transactions attempts to exploit pricing inefficiencies through tactical trading, including those that result from market volatility, by establishing entry and exit points. The average time horizon for a given closed-end investment is expected to be less than one year.

Proposed Reorganization

At a meeting held on May 20, 2026, the Board of Trustees (the “Board”) of Modern Capital Funds Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of the Fund into a newly created series (the “Acquiring Fund”) of Trailmark Series Trust (the “Reorganization”).

Subject to approval by the Fund shareholders, the Reorganization will: (i) provide for the transfer of all of the assets of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the assumption of all of the liabilities of the Fund by the Acquiring Fund; and (iii) the distribution of the Acquiring Fund’s shares to shareholders in complete liquidation of the Fund. The Reorganization of the Fund is not expected to result in the recognition of a gain or loss by the Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If approved by shareholders, the Fund’s sole portfolio manager, Mr. Richard de Wet, is expected to continue to serve as the portfolio manager of the new Acquiring Fund. In addition, the investment objective and the principal investment strategies of the Acquiring Fund are the same as the principal investment strategies of the Fund.

A joint meeting of shareholders of the Fund is expected to be held during the third quarter of 2026. In advance of the meeting, shareholders of record will receive a combined Proxy Statement/Prospectus, which will contain additional information about the Reorganization, including but not limited to: a comparison of the Acquiring Fund and the Fund including fees and expenses (which are expected to be the same or lower), the terms of the Reorganization Agreement, the Board’s considerations in approving the Reorganization Agreement, the tax-free treatment of the Reorganization, the joint shareholder meeting voting instructions and the proxy.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Active Trading Risk. Active trading of portfolio securities (commonly known as day-trading strategies) may result in added expenses, a lower return and increased tax liability. Because the Adviser engages in high turnover trading strategies that seek to leverage short term price dislocations through the duration of a trade, the Fund will have high portfolio turnover rates, which at times may be significantly in excess of 1,000% of capital over the course of a year. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

ADR Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Closed-End Fund Risk. Closed-end funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund resulting in duplicative fees and expenses. As such, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the Adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Credit Risk. There is a risk that debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

ETF Risk. When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

High-Yield Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.

Interest Rate Risk. Interest rate risk is the risk that debt prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Debt instruments with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. As a result, for the present, interest rate risk may be heightened.

Management Risk. The Adviser’s tactical strategy may not produce the desired results. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Non-Diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Market Risk. The value of the Fund may decrease in response to the activities and financial prospects of the securities markets generally, or an individual security in the Fund’s portfolio.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Inflation pressures have been fueled by elevated energy prices. One of the main near-term sources of elevated energy prices is the geopolitical tensions between Russia and Ukraine. These tensions could either escalate into military conflict or could dissipate based on various factors facing Russia and Ukraine. Due to Europe’s reliance on Russian oil and gas, Russia’s bargaining position may decline as the demand for oil and gas declines. This could lead to near term energy price volatility and may contribute to inflation pressures.

China remains a risk factor to both global supply and demand. The 2021 Chinese property market correction appears broader and deeper than China’s prior housing cycles. Weak market sentiment in China, combined with a high volume of property developer bonds maturing in offshore USD denominated markets in the first half of 2022, increase the risk of a lack of liquidity in the Chinese property market. The Chinese property market slowdown and resulting potential weakness in China’s economic growth could have broader repercussions. China currently accounts for around half the annual copper and steel used globally while being expected to comprise more than 20% of global GDP growth between 2021 and 2026. Additionally, the Chinese market remains important to both U.S. and globally listed companies as a growing consumer market and an important part of supply chains. Chinese policy action may help mitigate this risk from the property sector and restore confidence and stability.

It is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of the Fund.

Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

PERFORMANCE INFORMATION

Modern Capital Tactical Income Fund - Class A Shares

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year, and since inception compared with the S&P 500 High Dividend Index and the S&P 500 Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

For the fiscal year ended March 31, 2024, the Fund’s primary benchmark was changed from the HFRI 500 Macro Multi-Strategy Index to the S&P 500 High Dividend Index. The Fund elected to use the S&P 500 High Dividend Index as it more closely represents the Fund’s investment strategies. Updated information on the fund's investment results can be obtained by visiting www.moderncap.com/mutual-funds.

Performance Bar Chart For Calendar Years Ended December 31, 2025

The highest and lowest quarterly results during this period were:

Highest Quarter:	12.62%	Quarter ended March 31, 2022
Lowest Quarter:	-4.10%	Quarter ended June 30, 2022

Average Annual Total Returns

(For the periods ended December 31, 2025)

Modern Capital Tactical Income Fund Class A Shares	One Year	Since Inception(1)
Return before taxes	4.07%	13.23%
Return after taxes on distributions	0.52%	9.37%
Return after taxes on distributions and sale of Fund shares	2.44%	8.81%
S&P 500 High Dividend Index(2)	4.69%	6.85%
S&P 500 Index(3)	17.88%	13.19%

(1)	The inception date of the Class A Shares is April 5, 2021.

(2)	The S&P 500 High Dividend Index is designed to track the performance of the 80 highest yield dividend equities in the S&P 500. Given that all issuers of securities in the S&P 500 High Dividend Index are part of the S&P 500, all securities contained within the index are large capitalization U.S. equities.

(3)	The S&P 500 Index is designed to track the performance of 500 leading large capitalization U.S. equities. For the fiscal year ended March 31, 2025, the S&P 500 Index was added as a primary benchmark in accordance with recent changes to regulatory disclosure requirements.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Modern Capital Tactical Income Fund - Class ADV Shares

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since inception compared with the S&P 500 High Dividend Index and the S&P 500 Index. Both assume that all dividends and distributions have been reinvested in the Fund.

For the fiscal year ended March 31, 2024, the Fund’s primary benchmark was changed from the HFRI 500 Macro Multi-Strategy Index to the S&P 500 High Dividend Index. The Fund elected to use the S&P 500 High Dividend Index as it more closely represents the Fund’s investment strategies. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the fund's investment results can be obtained by visiting https://www.moderncap.com/AM/mutual-funds

Performance Bar Chart For Calendar Years December 31, 2025

The highest and lowest quarterly results during this period were:

Highest Quarter:	12.63%	Quarter ended March 31, 2022
Lowest Quarter:	-4.11%	Quarter ended June 30, 2022

Average Annual Total Returns

(For the periods ended December 31, 2025)

Modern Capital Tactical Income Fund Class ADV Shares	One Year	Since Inception(1)
Return before taxes	4.03%	11.48%
Return after taxes on distributions	-0.10%	6.94%
Return after taxes on distributions and sale of Fund shares	2.43%	7.07%
S&P 500 High Dividend Index(2)	4.69%	6.31%
S&P 500 Index(3)	17.88%	12.80%

(1)	The inception date of the Class ADV Shares is June 23, 2021.

(2)	The S&P 500 High Dividend Index is designed to track the performance of the 80 highest yield dividend equities in the S&P 500. Given that all issuers of securities in the S&P 500 High Dividend Index are part of the S&P 500, all securities contained within the index are large capitalization U.S. equities.

(3)	The S&P 500 Index is designed to track the performance of 500 leading large capitalization U.S. equities. For the fiscal year ended March 31, 2025, the S&P 500 Index was added as a primary benchmark in accordance with recent changes to regulatory disclosure requirements.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 800-711-9164. Interim information on the Fund’s results can be obtained by visiting www.moderncap.com

MANAGEMENT OF THE FUND

Investment Adviser: Modern Capital Management Co. is the Fund’s investment adviser.

Portfolio Manager: Richard de Wet, investment adviser representative of the Adviser, serves as the Portfolio Manager. Mr. de Wet has served as the portfolio manager of the Fund since March 2026.

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class ADV shares, the minimum initial investment is $10,000. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL Investment STRATEGIES and RELATED Risks

Principal Investment Strategy

The Adviser seeks to achieve the Fund’s investment objective by investing long primarily in publicly traded closed-end funds, domestic or foreign common stocks, exchange-traded funds (“ETFs”), sponsored American Depositary Receipts (“ADRs”), and equity and debt instruments. The tactical investment strategy and closed-end fund sub-strategy are discussed in more detail below. The Fund seeks income from interest payments and dividends; and seeks capital gains through short-term trading strategies. The Fund invests without restriction as to issuer capitalization, currency or country. The Fund focuses on issuers in the $100 million to $10 billion range and generally limits emerging market exposure to 20% of portfolio assets. The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.

Tactical Investment Strategy

The Adviser’s tactical strategy focuses on changing asset allocation on a short-term basis to take advantage of perceived differences in relative values among asset classes. The Adviser begins the investment selection process by identifying macroeconomic events it believes are most likely to cause temporary disruptions to valuations in assets classes. The Adviser relies upon inputs from financial market publications, such as The Wall Street Journal, Financial Times, and Barron’s; company financial reports, such as 10-Ks and 10-Qs; consultation with company officers; analyst reports and market data terminals such as Bloomberg. Based on its analysis, the Adviser selects investments it believes are undervalued. It sells securities when it believes they have become fully valued. Additionally, the Adviser may focus on identifying publicly traded closed-end funds trading below their net asset value, which may provide an opportunity for capital appreciation as well as above-average dividend yields.

The Adviser actively trades the Fund’s investment portfolio, including using what are commonly known as day-trading strategies. The Fund may make aggressive moves into or out of any particular sector on a short-term basis and, as a result, the Adviser expects that the Fund will have a portfolio turnover rate in excess of 100% on an annual basis. The Adviser also anticipates that the Fund’s portfolio turnover could significantly exceed 1,000% on an annual basis depending on market conditions.

Closed-End Fund Sub-Strategy

The Adviser believes that short-term event-driven investor behavior creates opportunities in out-of-favor sectors. This belief is one of the underpinnings of the firm’s investment philosophy. The diagrams below provide a summary of the Adviser’s view of the publicly traded closed-end fund market place and its investment review process. Closed-end funds (CEFs) are professionally managed investment companies that are listed on securities exchanges and are bought and sold in the open market like conventional common stock. CEFs issue a fixed number of shares through an initial public offering (“IPO”). After the IPO, units trade on an exchange and market price is based on supply and demand, not NAV. However, a CEF may trade above (a premium) or below (a discount) to its NAV. The Adviser employs a proven methodology for identifying and investing in closed-end fund opportunities.

From the execution of the trade, through the ongoing monitoring of the portfolio, the Adviser’s investment team maintains open communication and full transparency to each other’s activity, creating effective portfolio and risk management.

Characteristics	Features	Opportunities

Sector-specific Exposure. CEF portfolios are typically concentrated and leveraged, providing an efficient method for investing in specific sectors.

Professional Management. A portfolio manager or team makes investment decisions.

Clear Objectives. Most funds have an investment focus, such as capital appreciation, current income and international equities.

Liquidity. CEF shares are sold on exchanges, providing daily liquidity.

Buybacks at NAV and above Tender offers at above market price Rights offerings Mergers and acquisitions

CEFs can be bought at a discount to NAV, an attractive attribute for two reasons:

●  In income-oriented funds, the yield will be higher when calculated on actual dollars invested at a discount, compared to NAV

●  Seller receives return if, during the holding period, the discount to NAV narrows and/or the underlying securities appreciate

Some CEFs issue senior securities (preferred stock or debentures) or borrow or “leverage” investment returns.

The Adviser also attempts to manage risk by conducting a daily review of: (i) per-security exposure, (ii) profit and loss, (iii) security-specific factors that may affect price, and (iv) by using third-party analytics, value at risk (VaR), volatility, stress test valuation, and gross and net market exposure.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Also, an investment in the Fund is not a complete investment program.

These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund’s Fund Summary section of the Prospectus.

Active Trading Risk. Active trading of portfolio securities (commonly known as day-trading strategies) may result in added expenses, a lower return and increased tax liability. Specifically, active trading of portfolio securities may result in high brokerage costs, which may lower the Fund’s actual return. Active trading also may increase the proportion of the Fund’s gains that are short-term capital gains, which are treated as ordinary income and taxed at a higher rate than long-term gains. Because the Adviser engages in high turnover trading strategies that seek to leverage short term price dislocations through the duration of a trade, the Fund will have high portfolio turnover rates, which at times may be in excess of 1,000% of capital over the course of a year. Increased portfolio turnover causes the Fund to incur higher brokerage costs and custodian transaction charges, which may adversely affect the Fund’s performance and may produce increased brokerage costs, custody transaction charges, and taxable distributions.

ADR Risks. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Closed-End Fund Risk. CEFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund resulting in duplicative fees and expenses. As such, your cost of investing will be higher than the cost of investing directly in a CEF and may be higher than other mutual funds that invest directly in stocks and bonds. CEFs are also subject to management risk because the Adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective.

Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. The Fund may invest, directly or indirectly, in “junk bonds,” which the Fund defines as those rated below Baa3 by Moody’s or equivalently by another Nationally Recognized Statistical Rating Organization or determined by the Adviser to be of similar quality. Such securities are speculative investments that carry greater risks than higher quality debt securities.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are susceptible to general stock market fluctuations and economic conditions, and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

ETF Risk. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

High-Yield Risk. Below investment grade instruments and other lower-quality debt including lower-quality loans, known generally, as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These investments involve greater risk than instruments of higher quality, including an increased possibility that the instrument’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the instrument may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these instruments and reduce the Fund’s ability to sell them (liquidity risk). Such securities may also include Rule 144A securities, which are subject to resale restrictions. The lack of a liquid market for these instruments could decrease the Fund’s share price. The credit rating for these securities could also be further downgraded after they are purchased by the Fund, which would reduce their value. The value of lower-quality investments often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. As a result, for the present, interest rate risk may be heightened.

Management Risk. The Adviser’s tactical strategy may not produce the desired results. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Non-Diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Market Risk. The value of the Fund may decrease in response to the activities and financial prospects of the securities markets generally, or an individual security in the Fund’s portfolio. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Inflation pressures have been fueled by elevated energy prices. One of the main near-term sources of elevated energy prices is the geopolitical tensions between Russia and Ukraine These tensions could either escalate into military conflict or could dissipate based on various factors facing Russia and Ukraine. Due to Europe’s reliance on Russian oil and gas, Russia’s bargaining position may decline as the demand for oil and gas declines. This could lead to near term energy price volatility and may contribute to inflation pressures.

China remains a risk factor to both global supply and demand. The 2021 Chinese property market correction appears broader and deeper than China’s prior housing cycles. Weak market sentiment in China, combined with a high volume of property developer bonds maturing in offshore USD denominated markets in the first half of 2022, increase the risk of a lack of liquidity in the Chinese property market. The Chinese property market slowdown and resulting potential weakness in China’s economic growth could have broader repercussions. China currently accounts for around half the annual copper and steel used globally while being expected to comprise more than 20% of global GDP growth between 2021 and 2026. Additionally, the Chinese market remains important to both U.S. and globally listed companies as a growing consumer market and an important part of supply chains. Chinese policy action may help mitigate this risk from the property sector and restore confidence and stability.

It is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of the Fund.

Small and Medium (Mid) Capitalizations Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small- and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small- and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience. In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market cap, industry or investment strategy).

TEMPORARY DEFENSIVE POSITIONS

The Fund reserves the right to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser in response to adverse market, economic, political, or other conditions. In the event that the Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolios is found in the SAI and on the Fund’s website at www.moderncap.com

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Modern Capital Management Co., a Wyoming corporation located at 75 Port City Landing, Suite 110 | Mt Pleasant, SC 29464, serves as investment adviser to the Fund. The Adviser was formed in October 2019 and has been advising the Fund since the Fund commenced investment operations in April, 2021. As of March 31, 2026, the Adviser had approximately $70.3 million in assets under management. As an SEC-registered investment adviser, management of the Fund is currently the Adviser’s primary business. Under the terms of the management agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

PORTFOLIO MANAGERS

Richard de Wet is Chief Investment Officer of the Adviser. Prior to joining the Adviser, he was the founder and Chief Investment Officer of Constansia, an investment management firm specializing in opportunistic credit strategies.

From 2013 to 2022, Mr. de Wet was a Senior Portfolio Manager and Credit Sector Head at Guggenheim Partners, where he managed assets across public and private credit strategies, including mutual funds and institutional separate accounts focused on high yield bonds and leveraged loans.

Before joining Guggenheim, Mr. de Wet was a founding member of Pacific Investment Management Company’s New York trading and portfolio management team. Prior to that position, he held positions in investment banking at Lehman Brothers and Barclays Capital in New York, and at TCW in Los Angeles.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of securities in the Fund.

Adviser Compensation. Pursuant to the Advisory Agreement, the Adviser is entitled to receive fees equal to 0.60% of the average daily net assets of the Fund. The Adviser received $223,031 in fees after waivers and reimbursements during the fiscal year ended March 31, 2026.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis for the Board approval of the Management Agreement will be available in the Fund’s first issued semi-annual or annual report to shareholders.

Approval of Advisory Agreement. Discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended September 30, 2025.

Under normal circumstances, the Adviser will exclusively select Modern Capital Securities Inc. (the “Affiliated Broker”) to act as the introducing broker, which in turn will under normal circumstances execute Fund trades exclusively through an unaffiliated broker-dealer provided the Fund achieves best execution pricing through the arrangement. In such instances the placement of orders with the Affiliated Broker will be consistent with the Fund’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than reasonable and fair compared remuneration than would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Adviser will employ an unaffiliated entity to prepare and provide to the Board periodic reports analyzing the execution services the Fund receives in the context of this standard. Any commission, fee or other remuneration paid to the Affiliated Broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act and Rule 17e-1 under the 1940 Act. The Adviser does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance. See the Material Conflicts of Interest section of the Prospectus for more information about the Fund brokerage arrangement.

DISTRIBUTOR

Vigilant LLC (the “Distributor”), 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, PA 19317, serves as distributor for the Fund. The Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares. Shares of the Fund are offered to the public on a continuous basis.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan. Under the plan, the Fund pays a service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares and Class ADV shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the Adviser and/or its affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include affiliates of the Adviser, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other Financial Intermediaries through which investors may purchase shares of the Fund, including your Financial Intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Adviser and/or its affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Contact your Financial Intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services plan, also benefit the Adviser, and its affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other Financial Intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.

Your Financial Intermediary may provide shareholder services that differ from the services provided by other Financial Intermediaries. Services provided by your Financial Intermediary may vary by class. You should ask your Financial Intermediary to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Financial Intermediary may receive different compensation depending on the share class in which you invest.

HOW TO BUY SHARES

PURCHASING SHARES

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

Purchase orders received in “good order” by the Fund’s transfer agent before the close of trading on the NYSE will be processed at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. Eastern Time. When that happens, purchase orders received after the NYSE closes will be processed the following business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase includes:

●     the name of the Fund and share class

●     the dollar amount of shares to be purchased

●     a completed purchase application or investment stub

●     a check payable to the applicable fund

MULTIPLE CLASSES

The Fund offers multiple classes of shares. Each Class of shares has a different distribution arrangement to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Not all share classes may be available for purchase in all states.

CLASS A SHARES

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	5.00%	5.26%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.00%	1.00%

1.	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge. The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions. Reduced sales charges are available to shareholders with investments of $100,000 or more in the Fund. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed. Shareholders, or their financial representative, should preserve records of their purchases related to the Letter of Intent program.

Rights of Accumulation: You may add the current value of all of your existing Fund shares of the same class to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Fund’s investments held by the members of your immediately family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts (“IRAs”), provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer. Shareholders, or their financial representative, should preserve records of their purchases related to the rights of accumulation quantity discount program.

Investments of $1 Million or More: With respect to Class A, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling 800-711-9164. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

CLASS ADV SHARES

Sales of Class ADV shares are not subject to a front-end sales charge. As discussed below, Class ADV shares have a higher minimum initial investment amount than Class A shares. Class ADV shares are only available through investment advisers that have entered into selling agreements with the Fund.

OPENING AN ACCOUNT

You may purchase Class A shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 800-711-9164 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Regular Mail	Overnight Mail
Modern Capital Tactical Income Fund c/o Trailmark Fund Solutions 3000 Auburn Drive, Suite 410 Beachwood, Ohio, 44122	Modern Capital Tactical Income Fund c/o Trailmark Fund Solutions 3000 Auburn Drive, Suite 410 Beachwood, Ohio, 44122

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund’s agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the appropriate Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 800-711-9164 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount. For Class A shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class ADV shares, the minimum initial investment amount is $10,000.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan. You may open an automatic investment plan account for Class A shares with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 800-711-9164.

Additional Investments. The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 800-711-9164 or by writing to the Fund at:

Regular Mail	Overnight Mail
Modern Capital Tactical Income Fund c/o Trailmark Fund Solutions 3000 Auburn Drive, Suite 410 Beachwood, Ohio, 44122	Modern Capital Tactical Income Fund c/o Trailmark Fund Solutions 3000 Auburn Drive, Suite 410 Beachwood, Ohio, 44122

Other Purchase Information. The Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages market timing that they consider abusive. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates abusive market timing or trading that it determines is abusive. However, the Fund does not consider share exchanges to be abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter abusive market timing, there is no assurance that they will be able to identify and eliminate all abusive market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for a Fund to detect abusive market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of abusive market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. Eastern Time (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer. A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in good order, should be addressed to:

Regular Mail	Overnight Mail
Modern Capital Tactical Income Fund c/o Trailmark Fund Solutions 3000 Auburn Drive, Suite 410 Beachwood, Ohio, 44122	Modern Capital Tactical Income Fund c/o Trailmark Fund Solutions 3000 Auburn Drive, Suite 410 Beachwood, Ohio, 44122

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:
●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;
●	The request must identify your account number;
●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-711-9164 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization. The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) or record.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 800-711-9164. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller. The Fund may terminate the telephone redemption procedures at any time.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 800-711-9164. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

When Redemptions are Sent. Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date). The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. The Fund typically expects to pay redemptions from cash, cash equivalents, and then from the sale of portfolio securities. Under certain circumstances, as described below, redemption proceeds may be paid in kind rather than in cash. All the redemption payment methods will be used in regular and stressed market conditions.

Redemptions in Kind. The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. To the extent feasible, the Fund expects that a redemption-in-kind will be a pro-rata allocation of the Fund’s portfolio. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

valuing fund assets

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, acting in its capacity as valuation designee, through its Fair Value Committee will value the Fund’s assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Fair Value Committee may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV for the classes of the Fund, the Fund values any foreign securities held by the Fund at the latest closing price on the exchange on which they are traded immediately prior to closing of such exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates NAV, the Fair Value Committee may need to price the security by continuing to use the Fund’s fair value pricing guidelines until the halt on trading the securities is lifted. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s per-class NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

Shareholder statements and reports

To keep you informed about your investments, the Funds will send you various account statements and reports, including:

●	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.

●	Quarter-end and year-end shareholder account statements.

●	Reports for the Funds, which includes portfolio manager commentary, performance,

●	Shareholder tax forms.

With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, but it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 800-711-9164 or visit https://www.moderncap.com/AM/mutual-funds and click Register to sign up for eDelivery.

other important information

DIVIDENDS and DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will be generally paid monthly and capital gains distributions, if any, will be made annually. Prior to December 29, 2023, income dividends paid by the Fund were generally paid quarterly. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income.

TAXES

Unless you are investing in the Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

Generally, dividends paid by the Fund from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares. Distributions in excess of the Fund’s earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares.

The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss. If, however, you receive a capital gain dividend with respect to any share of the Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder would be taxable to that shareholder as described above. Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of approximately 28%.

Early in each calendar year, the Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year. In addition, the Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares. For this purpose, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, a default method will be applied to the transactions. The Fund’s default method is average cost, but your broker may use an alternative default method. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Special tax rules apply to investments in the Fund through an individual retirement account or a tax-exempt plan. You should consult a tax advisor to determine the suitability of the Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors. Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in the Fund by a non-U.S. investor.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. Because each investor’s tax situation is unique, you should consult your tax advisor before investing in the Fund.

MATERIAL CONFLICTS OF INTEREST

The activities in the management of, or interest in, the Adviser’s own accounts and the other accounts it and affiliates manage, will give rise to conflicts of interest or the appearance of conflicts of interest, and these activities will present conflicts of interest that could disadvantage the Fund and its shareholders. For example, the Adviser and its affiliates currently provide investment management services to other accounts, including separately managed accounts and private funds, other than the Fund, and in the future may service accounts of other affiliates and their respective clients, using analysis, research, processes, and systems similar to those used in the management of the Fund. Some of these portfolios will have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause conflicts in the allocation of investment opportunities among any of the Fund and other accounts.

In connection with allocation of trades, the Adviser and affiliates face conflicts because they manage separately managed accounts and multiple private funds. These conflicts arise because of similarities between the investment strategies. The intention of the Adviser is to treat the various accounts fairly. The Adviser may combine or aggregate orders for clients and the Fund, in an effort to obtain best execution, to negotiate more favorable commission rates, or to equitably allocate among the Adviser’s clients and the Fund improvements in price and transaction fees or other transaction costs that might not have been obtained had such orders been placed independently. If the Adviser combines or aggregates client orders, for those client accounts included in the combined or aggregated orders, transactions will be averaged as to price and will be allocated among the relevant client accounts in proportion to the purchase (or sale) orders placed for each respective client account. This can also lead to a conflict of interest for the Adviser in allocating its own limited resources among different clients and potential future business ventures. Although the Adviser and its professional staff cannot and will not devote all of their time or resources to the management of the business and affairs of the Fund, the Adviser intends to devote, and to cause its professional staff to devote, sufficient time and resources to properly manage the business and affairs of the Fund.

Under normal circumstances the Adviser will exclusively use an Affiliated Broker, as described above in the section “Management – Management Fees” and as further described in the Statement of Additional Information under the section “Portfolio Transactions.” The Adviser will face conflicts of interest through use of its Affiliated Broker because all broker-dealers selected by the Adviser, including the Affiliated Broker and its trading partners will receive brokerage commissions or other compensation for transactions effected for the Fund. Additionally, the Adviser intends to use various trading strategies and techniques that will result in high portfolio turnover and high transaction costs. To reduce the potential conflicts of interest related to use of an Affiliated Broker, the Adviser has adopted procedures pursuant to Rule 17e-1 under the 1940 Act, to ensure that all brokerage commissions paid by the Fund to the Affiliated Broker are reasonable and fair. These procedures are described in more detail above in the section “Management – Management Fees” and in the Statement of Additional Information under the section “Portfolio Transactions.” All executions of Fund trades are subject to best execution regulations through the executing broker and are reviewed by the Board annually and may be reviewed more frequently as deemed necessary by the Board. Further, the Adviser will employ a third-party independent entity to perform a robust analysis of trades executed through the Affiliated Broker and its trading partners.

SERVICE PROVIDERS

Investment Adviser	Independent Registered Public Accounting Firm
Modern Capital Management Co. 75 Port City Landing, Suite 110 Mt Pleasant, SC 29464	Tait, Weller & Baker LLP 50 S. 16th Street Philadelphia, PA 19102

Custodian	Administrator
U.S. Bank, N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Trailmark Fund Solutions 3000 Auburn Drive – Suite 410 Beachwood, Ohio 44122

Distributor	Legal Counsel
Vigilant Distributors, LLC 223 Wilmington West Chester Pike Suite 216 Chadds Ford, PA 19317	Thompson Hine LLP 1999 K Street, N.W., Suite 600 Washington D.C., 20036

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data in the tables for the fiscal year ended March 31, 2025, fiscal year ended March 31, 2024, and fiscal year ended March 31, 2023, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is incorporated by reference into the Statement of Additional Information and are included in the annual report which are available upon request. The financial data in the table for the fiscal year ended March 31, 2022, has been audited by BBD LLP, an independent registered public accounting firm whose report, along with the financial statements and the notes thereto, are available on request from the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 800-711-9164.

Modern Capital Tactical Income Fund
(For a Share Outstanding during the Initial Period from April 5, 2021
(Commencement of Operations) through March 31, 2026)

Modern Capital Tactical Income Fund

Financial Highlights

For a share outstanding during each	Class A Shares
of the fiscal periods ended March 31,	2026	2025	2024		2023		2022)(h)

Net Asset Value, Beginning of Period	$11.53	$12.17	$11.58		$11.79		$10.00

Income from Investment Operations
Net investment income (loss) (e)	0.94	0.72	0.81		0.59		(0.13)
Net realized and unrealized gain on securities	(0.42)	0.07	1.42		0.26		2.42

Total from Investment Operations	0.52	0.79	2.23		0.85		2.29

Distributions from:
Net Investment Income	(0.80)	(1.01)	(1.10)		(0.83)		(0.50)
Capital Gains	—	(0.24)	(0.54)		(0.23)		—
Return of Capital	(0.46)	(0.18)	—		—		—

Total from Distributions	(1.26)	(1.43)	(1.64)		(1.06)		(0.50)

Net Asset Value, End of Period	$10.79	$11.53	$12.17		$11.58		$11.79

Total Return (d)	4.50%	6.61%	20.32	%(f)	7.62%		23.12	%(b)

Net Assets, End of Period (in thousands)	10,923	12,017	4,791		$4,167		$2,356

Ratios of:
Gross Expenses to Average Net Assets (c)(f)	1.41%	1.48%	1.81%		5.74%		13.12	%(a)
Net Expenses to Average Net Assets (c)(f)	1.08%	1.05%	1.08	%(i)	4.55	%(g)	7.81	%(a)(g)
Net Investment Loss to Average Net Assets (f)	8.19%	5.94%	6.77%		4.89%		(1.16	)%(a)

Portfolio turnover rate	694.99%	916.24%	876.50%		1228.52%		1496.05	%(b)

(a)	Annualized.

(b)	Not annualized.

(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

(d)	Total return does not reflect sales charge, if any.

(e)	Calculated using the average shares method.

(f)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.

(g)	Net expenses include tax expenses as a result of Grantor Trust income.

(h)	For a share outstanding during the initial period from April 5, 2021 (Commencement of Operations) through March 31, 2022.

(i)	Net expenses include extraordinary expenses incurred by the Fund outside of the Expense Limitation Agreement

Modern Capital Tactical Income Fund
(For a Share Outstanding during the Initial Period from June 23, 2021
(Commencement of Operations) through March 31, 2026)

Modern Capital Tactical Income Fund

Financial Highlights

For a share outstanding during each	Class ADV Shares
of the fiscal periods ended March 31,	2026	2025	2024		2023		2022(h)

Net Asset Value, Beginning of Period	$9.93	$10.67	$10.40		$10.72		$10.00

Income from Investment Operations
Net investment income (loss) (e)	0.79	0.61	0.72		0.47		(0.09)
Net realized and unrealized gain on securities	(0.34)	0.08	1.23		0.27		1.32

Total from Investment Operations	0.45	0.69	1.95		0.74		1.23

Distributions from:
Net Investment Income	(0.80)	(1.01)	(1.14)		(0.83)		(0.51)
Capital Gains	—	(0.24)	(0.54)		(0.23)		—
Return of Capital	(0.46)	(0.18)	—		—		—

Total from Distributions	(1.26)	(1.43)	(1.68)		(1.06)		(0.51)

Net Asset Value, End of Period	$9.12	$9.93	$10.67		$10.40		$10.72

Total Return(d)	4.53%	6.61%	19.97%		7.40%		12.54	%(b)

Net Assets, End of Period (in thousands)	$59,389	$78,426	$46,257		$26,639		$16,182

Ratios of:
Gross Expenses to Average Net Assets (c)(f)	1.41%	1.46%	1.81%		5.71%		13.04	%(a)
Net Expenses to Average Net Assets (c)(f)	1.08%	1.03%	1.08	%(i)	4.52	%(g)	7.95	%(a)(g)
Net Investment Loss to Average Net Assets (f)	8.10%	5.79%	6.82%		4.37%		(1.17	)%(a)

Portfolio turnover rate	694.99%	916.24%	876.50%		1228.52%		1496.05	%(b)

(a)	Annualized.

(b)	Not annualized.

(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

(d)	Total return does not reflect sales charge, if any.

(e)	Calculated using the average shares method.

(f)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.

(g)	Net expenses include tax expenses as a result of Grantor Trust income.

(h)	For a share outstanding during the initial period from June 23, 2021 (Commencement of Operations) through March 31, 2022.

(i)	Net expenses include extraordinary expenses incurred by the Fund outside of the Expense Limitation Agreement

PRIVACY NOTICE	Rev. November 2020

FACTS	WHAT DOES MODERN CAPITAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Modern Capital Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Modern Capital Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-711-9164
Who we are
Who is providing this notice?	Modern Capital Funds Trust
What we do
How does Modern Capital Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Modern Capital Funds Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Modern Capital Funds Trust doesn’t share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Modern Capital Funds Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Modern Capital Funds Trust doesn’t jointly market.

ADDITIONAL INFORMATION

Modern Capital Tactical Income Fund

Additional information about the Funds is available in the Fund’s Statement of Additional Information, which is incorporated by reference into this prospectus. Additional information about the Fund’s investments is also available in the annual and semi-annual reports to shareholders and its Form N-CSR. In the Fund’s annual report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

The Fund’s Statement of Additional Information and the annual and semi-annual reports including the Fund’s financial statements are available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:

By telephone:	800-711-9164

By mail:	Modern Capital Tactical Income Fund c/o Trailmark Fund Solutions 3000 Auburn Drive, Suite 410 Beachwood, Ohio, 44122

By e-mail:	Operations@gryphongroup.us

On the Internet:	https://www.moderncap.com/AM/mutual-funds

The Fund’s statement of additional information, annual and semi-annual reports and other information such as the Fund’s financial statements, are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number 811-22298